Mid-America Bancshares, Inc. Two independently chartered community banks Encircling Metro- Nashville along the high-growth corridors of I-40, I-65, I-24 and I-840 Moving Forward in Tennessee

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation and in documents incorporated herein by reference, Mid-America Bancshares, Inc. (the "Company") may communicate statements relating to the future results of the Company and its two subsidiary banks, Bank of the South and PrimeTrust Bank ("banks" or "subsidiary banks") that may be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). The Company's results depend almost entirely on the results of the subsidiary banks. The actual results achieved by the Company and/or the banks may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by the words "believe, expect, anticipate, intend, estimate" and similar expressions. These statements may relate to, among other things, loan loss reserve adequacy, simulation of changes in interest rates and litigation results. Actual results may differ materially from those expressed or implied as a result of certain risks and uncertainties, including, but not limited to, social, political and economic conditions, interest rate fluctuations, competition for loans, mortgages, and other financial services and products, changes in interest rates, and unforeseen changes in liquidity, results of operations, and financial conditions affecting the Company and/or its customers, as well as other risks that cannot be accurately quantified or definitively identified. Many factors affecting the Company's financial condition and profitability, including changes in economic conditions, the volatility of interest rates, political events, equity and fixed income market fluctuations, personal and corporate customers' bankruptcies, inflation, technological change, changes in law, changes in fiscal, monetary, regulatory and tax policies, monetary fluctuations, success in gaining regulatory approvals when required as well as other risks and uncertainties and competition from other providers of financial services simply cannot be predicted. Because these factors are unpredictable and beyond the Company's control, earnings may fluctuate from period to period. The purpose of this type of information is to provide viewers of this presentation with information relevant to understanding and assessing the financial condition and results of operations of the Company and not to predict the future or to guarantee results. The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of changes or of unanticipated events, circumstances, or results. Cautionary Note Regarding Non-GAAP Information Certain financial information included in the Company's presentations have been determined by methods other than in accordance with accounting principles generally accepted within the United States (called "GAAP"). These non-GAAP financial measures include "tangible book value per share," "tangible shareholders' equity" and "return on average tangible equity." It is important to consider all such Non- GAAP financial measures in light of the Company's audited Consolidated Financial Statements that are contained in the Annual Report starting on page 3. Our management uses these non-GAAP measures in its analysis of its performance. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. The information in our Consolidated Financial Statements is based on GAAP.

Characteristics of High Performing Banks Strong Geographic Footprint Experienced Management Team Strong Growth Rates Efficient Managers of Capital Solid Asset Quality Consistent Profitability Strategic Plan Source: Howe Barnes Hoefer & Arnett

Mid-America Bancshares, Inc. Overview Headquartered in Nashville, Tennessee Both Subsidiary Banks Formed in 2001 Share-exchange completed 2006 2-bank holding company 14 branch banking offices (plus one in June 2007)

Mid-America Bancshares, Inc. Profile Achievements Total Assets of $968 Million at YE 2006 Total Assets of $1.043 Billion at 1Q 2007 3rd fastest growing bank in the nation's "de novo class of 2001" 3rd largest, locally-owned financial institution Source: Community Banker, January 2007; FDIC

Mid-America Bancshares, Inc. Profile Achievements Successful merger of equals between PrimeTrust Bank and Bank of the South Combined total assets exceed $1 Billion in 62 months Retained 100% of targeted "partners" Significant synergies remain for 2008 Accretive EPS growth in 2nd quarter subsequent to merger

The Team: Entrepreneurial and Experienced Insider ownership is 13.94% (Directors and Executive Management) Name Title Years Banking Experience in Middle Tennessee Gary Scott Chairman/CEO, MBI Chairman/CEO, PrimeTrust Bank 35 David Major President, MBI Chairman/CEO, Bank of the South 36 Sam Short EVP/Chief Risk Officer, MBI President, Bank of the South 32 Jason West EVP/Chief Financial Officer, MBI President, PrimeTrust Bank 19 Management thinks from an owner's perspective

The Nashville MSA Current Demographics 39th largest MSA 1.4 million population $28.5 billion deposits 24th fastest growing population 4th fastest growing per capita income Annual deposit growth rate of 13.5% vs. national average of 8% Source: U.S. Census, FDIC A Great Place for Investment

The Nashville MSA Growth Indicators Kiplinger's #1 Smart Places to Live Expansion Management's #1 Hottest City in the U.S. for Business Expansions and Relocations Top 10 Hottest Cities for Entrepreneurs Source: Kiplinger's (2006), Expansion Magazine, Entrepreneur Magazine

Balanced High Quality Growth CAGR = 36.1% (Compound Annual Growth Rate) (Non-GAAP)

Balanced High Quality Growth CAGR = 36.2% Market Growth Rate = 13.5% National Growth = 8% (Non-GAAP)

Balanced High Quality Growth CAGR = 39.1% (Non-GAAP)

Balanced High Quality Growth CAGR = 30.5% (Non-GAAP)

Balanced High Quality Growth 2002 2003 2004 2005 2006 1Q 2007 Mid-America Bancshares, Inc. 105024000 164926000 194102000 253253000 316882000 333651100 Assets Under Management CAGR = 31.0%

Unique Footprint - Excellent Growth Opportunities Counties in the Nashville MSA Counties in the Nashville MSA Counties in the Nashville MSA Mid-America Bancshares, Inc. Mid-America Bancshares, Inc. Mid-America Bancshares, Inc. Mid-America Bancshares, Inc. Markets Market Size ($ in millions) Number of Banks/Branches Deposit Size ($000) Number of Branches Market Rank Market Share (%) Davidson Williamson Rutherford Wilson Dickson Cheatham $15,936,356 4,062,254 2,449,270 1,452,023 600,515 336,224 25 / 194 23 / 79 14 / 65 12 / 40 8 / 19 5 / 11 $173,180 112,037 115,216 233,343 38,649 86,536 3 2 2 5 1 1 11 11 9 2 5 2 1.09 2.76 4.70 16.07 6.44 25.74 Nashville MSA 28,530,023 54 / 506 758,964 14 10 2.66

A Balanced Loan Portfolio Commercial, financial, agricultural and leases Real estate - construction Real estate - mortgage Consumer 2006 326099 162312 183910 22123

A Sustainable Deposit Mix Demand deposits Negotiable order of withdrawal accounts Certificates of deposit Money market demand and Savings accounts 2006 83330 78485 519272 142668

Disciplined Expense Controls 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 1Q 2007 Efficiency Ratio 1.3258 1.0684 0.8206 0.7691 0.7991 0.7675

Our Commitment to Asset Quality A disciplined, conservative credit culture Independent loan and deposit pricing authority Conservative lending authority Uniform loan policies Ongoing independent loan review We do not compromise on credit quality to compete

Record of Sound Asset Quality 2001 2002 2003 2004 2005 2006 1Q 2007 Mid-America Bancshares, Inc. 0.0002 0.0006 0.0015 0.0011 0.0016 0.0014 0.00003 Peer Group - Bank Holding Companies $1-3 Billion 0.0022 0.0024 0.0026 0.0018 0.0016 0.0013 Net Charge-offs to Loans Source: FFIEC

Continuing Growth - 2007 ($ in millions) First Quarter First Quarter 2007 2006 % Net Interest Income Non-Interest Income Operating Expenses Pre-Tax Income Income Tax Net Operating Income $7,423 1,899 (7,299) 2,023 (648) 1,375 $3,543 1,064 (3,935) 672 (72) 600 110% 79% 86% 201% 800% 129% Operating EPS 0.10 0.09 11% Loans 747,033 317,168 136%

Return on Initial Investment 2001 2002 2003 2004 2005 2006 1Q 2007 $100.00 Initial Investment in Mid-America Bancshares, Inc. Beginning in 2001 100 110 129 150 175.2 220 229.4 CAGR = 17.08% Current Stock Price = $11.47

Future Growth Opportunities Leverage Existing Capital Significant room to grow market share in the Nashville MSA Use new technology (remote deposit capture) and courier service to accommodate new commercial clients Close proximity to any business location from Dickson to Lebanon within a 25 minute commute

Leverage Existing Capital, continued Add capacity in our current franchise $50-$100 Million per office in deposits equals a capacity of $1.6 Billion Expand our commercial lending group to service large commercial companies in our vision of the extended MSA that need expertise not supplied by local banks Add offices as talent is recruited for growth Maximum 1 office per year Future Growth Opportunities

Strategic Overview for 2007 National economic environment expected to remain challenging Yield curve remains flat near current levels Housing market and mortgage industry continue to contract Asset quality trends moderate towards more realistic levels Net Interest Margins continue to compress

Confidence in 2007 MBI strategy fundamentally sound Use current capacity and technology for future growth to $1.6 Billion (2010) Positioned for continued long-term revenue growth Nashville MSA market deposit growth at 13.8% annually Executing further efficiencies to offset expected net interest margin compression Data processing and personnel growth Reviewing the pros and cons of listing our shares on a publicly traded exchange in 2008

Commitment to our Shareholders (Culture) Client Retention (Never lose a client) Superior service quality Excellent technology Competitive products and services Staff Retention (Never Lose a Partner) Competitive compensation Superior work environment Recruit and educate Top Quartile in Asset Quality Experienced lending teams Strong loan reviews

Commitment to our Shareholders (Financial) Sustainable double digit operating earnings per share growth Long-term target return on tangible equity above 14% Expand franchise and continue to build shareholder value

Building Shareholder Value Building Shareholder Value